EXHIBIT 10.4

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°27

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 1/7

AMENDMENT N°27 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°27 (the “Amendment N°27”) dated 31st August 2020 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to collectively as the “Parties”, and individually as a “Party”.

WHEREAS:

A.   On 10 May 2012, the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 28 December 2012, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft.

C.    On 14 July 2014, the Seller and the Buyer entered into Amendment N°2 to the Purchase Agreement in order to, among other things, [*].

D.   On 14 July 2014, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft.

E.   On 10 October 2014, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement for [*].

F.   On 03 March 2015, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft.

G.   On 18 March 2015, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement in order to [*].

H.   On 09 November 2015, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement in order to [*].

I.     On 08 January 2016, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement in order to [*].

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 2/7

J.    On 04 April 2016, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement in order to [*].

K.   On 12 April 2016, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement in order to [*].

L.    On 02 June 2016, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement in order to [*].

M.   On 17 August 2016, the Buyer and the Seller entered into Amendment n°12 to the Purchase Agreement in order to, among other things, (i) introduce the new A321-200NX standard specification, [*].

N.   On 20 December 2016, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement in order to [*].

O.   On 03 March 2017, the Buyer and the Seller entered into Amendment N°14 to the Purchase Agreement in order to, among other things, [*].

P.   On 10 April 2017, the Buyer and the Seller entered into Amendment N°15 to the Purchase Agreement in order to, among other things, [*].

Q.   On 19 June 2017, the Buyer and the Seller entered into Amendment N°16 to the Purchase Agreement in order to [*].

R.   On 19 June 2017, the Buyer and the Seller entered into Amendment N°17 to the Purchase Agreement in order to provide for the manufacture and sale of twelve (12) incremental A320 NEO Family aircraft.

S.   On 12 July 2017, the Buyer and the Seller entered into Amendment N°18 to the Purchase Agreement in order to amend certain terms of Amendment N°16.

T.   On 31 July 2017, the Buyer and the Seller entered into Amendment N°19 to the Purchase Agreement in order to [*].

U.   On 29 September 2017, the Buyer and the Seller entered into Amendment N°20 to the Purchase Agreement in order to [*].

V.   On 27 December 2017, the Buyer and the Seller entered into Amendment N°21 to the Purchase Agreement in order to provide for the manufacture and sale of six (6) incremental A320 NEO Family Aircraft.

W.   On 16 February 2018, the Buyer and the Seller entered into Amendment N°22 to the Purchase Agreement in order to, among other things, [*].

X.   On 31 December 2018, the Buyer and the Seller entered into Amendment N°23 to the Purchase Agreement in order to, among other things, [*].

Y.    On 18 October 2019, the Buyer and the Seller entered into Amendment N°24 to the Purchase Agreement in order to [*].

Z.    On 20 December 2019, the Buyer and the Seller entered into Amendment N°25 to the Purchase Agreement in order to cover (i) the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) incremental A321 NEO Aircraft; (ii) the manufacture and sale by the Seller and purchase by the Buyer of twenty-seven (27) A321XLR Aircraft (as defined below); and (iii) [*].

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 3/7

AA.  On 07 April 2020, the Buyer and the Seller entered into Amendment N°26 to the Purchase Agreement in order to, among other things, [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

AC. The Parties now wish to enter into this Amendment N°27 in order to [*], subject to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°27. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 4/7

1.         [*]

2.         [*]

3.         [*]

4.         INCONSISTENCY AND CONFIDENTIALITY

4.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°27, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2       This Amendment N°27 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3       This Amendment N°27 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5          COUNTERPARTS

This Amendment N°27 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6          LAW AND JURISDICTION

This Amendment N°27 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°27 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 5/7

IN WITNESS WHEREOF this Amendment N°27 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Benoît de Saint-Exupéry

Its:	Executive Vice President	Its:	Senior Vice President, Contracts

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 6/7

APPENDIX 1

DELIVERY SCHEDULE

[*]

Amendment Nº27 to the ALC A320 NEO Family PA
Ref. CLC-CT2004503	Page 7/7

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

August 31st, 2020

Subject : SPECIFIC PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°27 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”) [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº27 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2004503	Page 1/3

LETTER AGREEMENT N° 1

1          [*]

2          ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3          LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº27 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2004503	Page 2/3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Benoît de Saint-Exupéry

Its:	Executive Vice President	Its:	Senior Vice President, Contracts

Amendment Nº27 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2004503	Page 3/3